FCX FINANCE COMPANY B.V., Issuer,

                   FREEPORT-McMoRAN COPPER & GOLD INC., Guarantor

                                         and

                          _______________________, Trustee



                                    SUBORDINATED

                                      INDENTURE

                       Dated as of _____________________, 1996

                                  TABLE OF CONTENTS

                                                                       Page

          PARTIES........................................................1

          RECITALS.......................................................1

          ARTICLE ONE - DEFINITIONS

             SECTION 1.1 Certain Terms Defined..........................  1
               Authenticating Agent.....................................  2
               Authorized Newspaper.....................................  2
               Authorized Signatory.....................................  2
               Board of Directors.......................................  2
               Board Resolution.........................................  2
               Business Day.............................................  2
               Commission...............................................  2
               Company Order............................................  2
               Corporate Trust Office...................................  3
               Coupon...................................................  3
               Debt.....................................................  3
               Default..................................................  3
               Defeasance...............................................  3
               Depositary...............................................  3
               Dollar...................................................  3
               ECU......................................................  3
               Event of Default.........................................  3
               Exchange Act.............................................  3
               FCX......................................................  3
               FCX Guarantee or FCX Guarantees..........................  3
               Foreign Currency.........................................  3
               Guarantee................................................  3
               Guarantor................................................  4
               Holder, Holder of Securities, Securityholder.............  4
               Indebtedness.............................................  4
               Indenture................................................  4
               Insolvency Law...........................................  4
               Interest.................................................  4
               Interest Payment Date....................................  4
               Issuer...................................................  4
               Judgment Currency........................................  4
               Officers' Certificate....................................  4
               Opinion of Counsel.......................................  4
               original issue date......................................  5
               Original Issue Discount Security.........................  5
               Outstanding..............................................  5
               Periodic Offering........................................  5
               Person...................................................  6
               principal................................................  6
               Redemption Date..........................................  6
               Redemption Price.........................................  6
               Registered Global Security...............................  6
               Registered Security......................................  6
               Required Currency........................................  6
               Responsible Officer......................................  6
               SEC Reports .............................................  6
               Securities Act...........................................  6
               Security or Securities...................................  6
               Security Registrar.......................................  6
               Senior Indebtedness......................................  6
               Stated Maturity..........................................  6
               Trade Payables...........................................  7
               Trust Indenture Act of 1939..............................  7
               Trustee..................................................  7
               Unregistered Security....................................  7
               U.S. Government Obligations..............................  7
               Yield to Maturity........................................  7

          ARTICLE TWO - ISSUE, EXECUTION, FORM AND REGISTRATION OF
             SECURITIES

             SECTION 2.1  Forms Generally................................ 7
             SECTION 2.2  Form of Trustee's Certificate of
                          Authentication................................. 7
             SECTION 2.3  Amount Unlimited; Issuable in Series........... 8
             SECTION 2.4  Authentication and Delivery of
                          Securities..................................... 11
             SECTION 2.5  Execution of Securities........................ 14
             SECTION 2.6  Certificate of Authentication.................. 14
             SECTION 2.7  Denomination and Date of Securities;
                          Payments of Interest........................... 14
             SECTION 2.8  Registration, Transfer and Exchange............ 15
             SECTION 2.9  Mutilated, Defaced, Destroyed, Lost
                          and Stolen Securities.......................... 18
             SECTION 2.10 Cancellation of Securities;
                          Disposition Thereof............................ 19
             SECTION 2.11 Temporary Securities........................... 20

          ARTICLE THREE - COVENANTS OF THE ISSUER

             SECTION 3.1  Payment of Principal and Interest.............. 20
             SECTION 3.2  Offices for Payments, etc...................... 21
             SECTION 3.3  Appointment to Fill a Vacancy in
                          Office of Trustee.............................. 22
             SECTION 3.4  Paying Agents.................................. 22
             SECTION 3.5  Written Statement to Trustee................... 23
             SECTION 3.6  Corporate Existence............................ 23
             SECTION 3.7  Limitation on Other Business
                          Activities..................................... 23
             SECTION 3.8  Luxembourg Publications........................ 24
          ARTICLE FOUR - SECURITYHOLDERS' LISTS AND REPORTS BY THE
             ISSUER AND THE TRUSTEE

             SECTION 4.1  Issuer and FCX to Furnish Trustee
                          Information as to Names and
                          Addresses of Securityholders................... 24
             SECTION 4.2  Preservation and Disclosure of
                          Securityholders' Lists......................... 24
             SECTION 4.3  Reports by the Issuer.......................... 25
             SECTION 4.4  Reports by the Trustee......................... 25

          ARTICLE FIVE - REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
             EVENT OF DEFAULT

             SECTION 5.1  Event of Default Defined;
                          Acceleration of Maturity; Waiver of
                          Default ....................................... 25
             SECTION 5.2  Collection of Debt by Trustee;
                          Trustee May Prove Debt......................... 29
             SECTION 5.3  Application of Proceeds........................ 30
             SECTION 5.4  Suits for Enforcement.......................... 31
             SECTION 5.5  Restoration of Rights on Abandonment
                          of Proceedings................................. 31
             SECTION 5.6  Limitations on Suits by
                          Securityholders................................ 32
             SECTION 5.7  Unconditional Right of
                          Securityholders to Institute Certain
                          Suits.......................................... 32
             SECTION 5.8  Powers and Remedies Cumulative; Delay
                          or Omission Not Waiver of Default.............. 32
             SECTION 5.9  Control by Securityholders..................... 33
             SECTION 5.10 Waiver of Past Defaults........................ 33
             SECTION 5.11 Trustee to Give Notice of Default,
                          But May Withhold in Certain
                          Circumstances.................................. 34
             SECTION 5.12 Right of Court to Require Filing of
                          Undertaking to Pay Costs....................... 34

          ARTICLE SIX - CONCERNING THE TRUSTEE

             SECTION 6.1  Duties and Responsibilities of the
                          Trustee; During Default; Prior to
                          Default........................................ 34
             SECTION 6.2  Certain Rights of the Trustee.................. 35
             SECTION 6.3  Trustee Not Responsible for Recitals,
                          Disposition of Securities or
                          Application of Proceeds Thereof................ 36
             SECTION 6.4  Trustee and Agents May Hold
                          Securities or Coupons; Collections,
                          etc............................................ 37
             SECTION 6.5  Monies Held by Trustee......................... 37
             SECTION 6.6  Compensation and Indemnification of
                          Trustee and Its Prior Claim.................... 37
             SECTION 6.7  Right of Trustee to Rely on Officers'
                          Certificate, etc............................... 37
             SECTION 6.8  Persons Eligible for Appointment as
                          Trustee........................................ 38
             SECTION 6.9  Resignation and Removal; Appointment
                          of Successor Trustee........................... 38
             SECTION 6.10 Acceptance of Appointment by
                          Successor Trustee.............................. 40
             SECTION 6.11 Merger, Conversion, Consolidation or
                          Succession to Business of Trustee.............. 41
             SECTION 6.12 Preferential Collection of Claims
                          Against the Issuer............................. 41
             SECTION 6.13 Appointment of Authenticating Agent...........  41

          ARTICLE SEVEN - CONCERNING THE SECURITYHOLDERS

             SECTION 7.1  Evidence of Action Taken by
                          Securityholders................................ 42
             SECTION 7.2  Proof of Execution of Instruments and
                          of Holding of Securities....................... 42
             SECTION 7.3  Holders to be Treated as Owners................ 43
             SECTION 7.4  Securities Owned by Issuer and FCX
                          Deemed Not Outstanding......................... 44
             SECTION 7.5  Right of Revocation of Action Taken............ 44
             SECTION 7.6  Record Date for Consents and Waivers........... 44

          ARTICLE EIGHT - SUPPLEMENTAL INDENTURES

             SECTION 8.1  Supplemental Indentures Without
                          Consent of Securityholders..................... 45
             SECTION 8.2  Supplemental Indentures With Consent
                          of Securityholders............................. 47
             SECTION 8.3  Effect of Supplemental Indenture............... 48
             SECTION 8.4  Documents to Be Given to Trustee............... 49
             SECTION 8.5  Notation on Securities in Respect of
                          Supplemental  Indentures....................... 49

          ARTICLE NINE - CONSOLIDATION, MERGER, SALE OR CONVEYANCE

             SECTION 9.1  Covenant of the Issuer Not to Merge,
                          Consolidate, Sell or Convey Property
                          Except Under Certain Conditions................ 49
             SECTION 9.2  Successor Entity Substituted................... 49
             SECTION 9.3  Assumption by FCX.............................. 50
             SECTION 9.4  Opinion of Counsel to Trustee.................. 50

          ARTICLE TEN - SATISFACTION AND DISCHARGE OF INDENTURE;
             UNCLAIMED MONIES

             SECTION 10.1 Satisfaction and Discharge of
                          Indenture...................................... 51
             SECTION 10.2 Application by Trustee of Funds
                          Deposited for Payment of Securities............ 55
             SECTION 10.3 Repayment of Monies Held by Paying
                          Agent.......................................... 55
             SECTION 10.4 Return of Monies Held by Trustee and
                          Paying Agent Unclaimed for Two Years........... 55
             SECTION 10.5 Indemnity for U.S. Government
                          Obligations.................................... 56

          ARTICLE ELEVEN - MISCELLANEOUS PROVISIONS

             SECTION 11.1 Incorporators, Stockholders, Officers
                          and Directors of  Issuer and FCX
                          Exempt from Individual Liability............... 56
             SECTION 11.2 Provisions of Indenture for the Sole
                          Benefit of Parties and
                          Securityholders................................ 56
             SECTION 11.3 Successors and Assigns of Issuer and
                          FCX Bound by Indenture......................... 56
             SECTION 11.4 Notices and Demands on Issuer, FCX,
                          Trustee and Securityholders.................... 56
             SECTION 11.5 Officers' Certificates and Opinions
                          of Counsel, Statements to Be
                          Contained Therein.............................. 57
             SECTION 11.6 Payments Due on Saturdays, Sundays
                          and Legal Holidays............................. 58
             SECTION 11.7 Conflict of Any Provision of
                          Indenture with Trust Indenture Act of
                          1939........................................... 58
             SECTION 11.8 New York Law to Govern......................... 58
             SECTION 11.9 Counterparts................................... 59
             SECTION 11.10 Effect of Headings............................ 59
             SECTION 11.11 Securities in a Foreign Currency or in ECU.... 59
             SECTION 11.12 Judgment Currency............................. 59
             SECTION 11.13 Submission to Jurisdiction.................... 60

          ARTICLE TWELVE - REDEMPTION OF SECURITIES AND SINKING FUNDS

             SECTION 12.1 Application of Article......................... 61
             SECTION 12.2 Notice of Redemption........................... 61
             SECTION 12.3 Payment of Securities Called for
                          Redemption..................................... 62
             SECTION 12.4 Exclusion of Certain of Securities
                          from Eligibility for Selection for
                          Redemption..................................... 63
             SECTION 12.5 Mandatory and Optional Sinking Funds........... 63

          ARTICLE THIRTEEN - FCX GUARANTEE OF SECURITIES

             SECTION 13.1 Unconditional Guarantee........................ 65
             SECTION 13.2 Execution of the FCX Guarantee................. 66

          ARTICLE FOURTEEN - COVENANTS OF FCX

             SECTION 14.1 Covenant Not to Merge, Consolidate,
                          Sell or Convey Property Except Under Certain
                          Conditions..................................... 67
             SECTION 14.2 Successor Corporation Substituted ............. 67
             SECTION 14.3 Written Statement to Trustee .................. 68
             SECTION 14.4 Reports by FCX ................................ 68

          ARTICLE FIFTEEN - SUBORDINATION - THE ISSUER

             SECTION 15.1 Agreement to Subordinate....................... 69
             SECTION 15.2 Payments to Securityholders.................... 69
             SECTION 15.3 Subrogation.................................... 71
             SECTION 15.4 Authorization by Securityholders............... 72
             SECTION 15.5 Notice to Trustee.............................. 72
             SECTION 15.6 Trustee's Relation to Senior
                          Indebtedness................................... 73
             SECTION 15.7 No Impairment of Subordination................. 73

          ARTICLE SIXTEEN - SUBORDINATION - FCX

             SECTION 16.1 Agreement to Subordinate....................... 74
             SECTION 16.2 Payments to Securityholders.................... 74
             SECTION 16.3 Subrogation.................................... 75
             SECTION 16.4 Authorization by Securityholders............... 76
             SECTION 16.5 Notice to Trustee.............................. 77
             SECTION 16.6 Trustee's Relation to Senior
                          Indebtedness................................... 78
             SECTION 16.7 No Impairment of Subordination................. 78


          TESTIMONIUM................................................... 79
          SIGNATURES AND SEALS.......................................... 79
          ACKNOWLEDGEMENTS.............................................. 80

                                CROSS REFERENCE SHEET*

                                       Between


             Provisions of Trust Indenture Act of 1939, as amended, and the Indenture to be dated as of April _____, 1996 among FCX Finance Company B.V., Freeport-McMoRan Copper & Gold Inc., and
          ____________________, as Trustee:

          Section of the Act                           Section of Indenture

          310(a)(1), (2) and (5)........................................6.8
          310(a)(3) and (4)....................................Inapplicable
          310(b)........................................6.9(a), (b) and (d)
          310(c)...............................................Inapplicable
          311(a) and (b)...............................................6.12
          311(c)...............................................Inapplicable
          312(a).............................................4.1 and 4.2(a)
          312(b).....................................................4.2(b)
          312(c).....................................................4.2(c)
          313(a).....................................................4.4(a)
          313(a)(5)..................................................4.4(b)
          313(b).....................................................4.4(b)
          313(c) ....................................................4.4(c)
          313(d).....................................................4.4(d)
          314(a).......................................3.5, 4.3, 14.3, 14.4
          314(b)...............................................Inapplicable
          314(c).......................................................11.5
          314(d)...............................................Inapplicable
          314(e).......................................................11.5
          314(f)...............................................Inapplicable
          315(a), (c) and (d)...........................................6.1
          315(b).......................................................5.11
          315(e) ......................................................5.12
          316(a)(1).....................................................5.9
          316(a)(2)............................................Not required
          316(a) (last sentence)........................................7.4
          316(b)........................................................5.7
          316(c)........................................................7.6
          317(a)........................................................5.2
          317(b)........................................................3.4
          318(a).......................................................11.7

              *This Cross Reference Sheet is not part of the Indenture.
               THIS  INDENTURE,  dated  as  of  __________________________,
          1996, among FCX Finance Company B.V., a Netherlands corporation having its legal seat at Rotterdam, The Netherlands (the
          "Issuer"), Freeport-McMoRan Copper & Gold Inc. ("FCX"), a Delaware corporation, as Guarantor, and ____________________, a _________________ corporation, as trustee (the "Trustee"),

                                     WITNESSETH:

               WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized by the terms of this Indenture;

               WHEREAS, the Issuer has  duly  authorized  the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities;

               WHEREAS, FCX has duly authorized the execution and delivery from time to time of the FCX Guarantees and this Indenture (the term "Securities" shall include the FCX Guarantees, as the context requires); and

               WHEREAS, all things necessary to make this Indenture a valid indenture and agreement of the Issuer, FCX and the Trustee according to its terms, have been done;

               NOW, THEREFORE:

               In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer, FCX and the
          Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities and of the Coupons, if any appertaining thereto, as follows:

                                     ARTICLE ONE

                                     DEFINITIONS

               SECTION 1.1  Certain  Terms Defined.   The  following  terms
          (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or are defined in the Securities Act and referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939 and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean generally accepted accounting principles in the United States which are in effect on the date or time of any determination. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

                    "Authenticating Agent" shall have the meaning set forth in Section 6.13.

                    "Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of London, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxemburger
          Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in the City of New York, London or Luxembourg as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                    "Authorized Signatory" means any of the chairman of the Board of Directors, managing director, the president, any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), the treasurer or any assistant treasurer or the secretary or any assistant secretary of any Person.

                    "Board of Directors" of any Person means the Board of Directors (or other similar governing body) of such Person, or any committee of such Board duly formed and authorized to act on its behalf.

                    "Board Resolution" of any Person means a copy of one or more resolutions, certified by the secretary or an assistant secretary of such Person (or in the case of the Issuer, a managing director) to have been duly adopted or consented to by the Board of Directors of such Person and to be in full force and effect, and delivered to the Trustee.

                    "Business Day" means, with respect to a Security, a day that in the city (or in any cities, if more than one) in which amounts are payable, as specified in the form of such Security, which is not a day on which banking institutions and trust companies are authorized by law or regulation or executive order to close.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties on such date.

                    "Company Order" means a written statement, request or order of the Issuer or FCX which is signed in such company's name by the chairman of the Board of Directors, the president, any executive vice president, any senior vice president or any vice president of FCX or any managing director of the Issuer.

                    "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at ____________________________________________________.

                    "Coupon" means any interest coupon appertaining to a Security.

                    "Debt" shall have the meaning set forth in Section 5.1.

                    "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                    "Defeasance"  shall  have  the  meaning  set  forth  in
          Section 10.1.

                    "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Registered Global Securities, the Person designated as the Depositary by the Issuer and FCX pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
          "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series; provided that any Person that is a Depositary hereunder must be a clearing agency registered under the Exchange Act.

                    "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                    "ECU" means The European Currency Unit as defined and revised from time to time by the Council of European Communities.

                    "Event   of  Default"  means  any  event  or  condition
          specified as such in Section 5.1.

                    "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                    "FCX" means Freeport-McMoRan Copper & Gold Inc., a Delaware corporation, and, subject to Sections 14.1 and 14.2, its successors and assigns.

                    "FCX Guarantee" or "FCX Guarantees" means the guarantee of FCX endorsed on the Securities of any series authenticated and delivered pursuant to this Indenture.

                    "Foreign Currency" means a currency issued by the government of a country other than the United States.

                    "Guarantee"   by   any  Person  means  any  obligation,
          contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" as used as a verb has a corresponding meaning.

                    "Guarantor"  means  FCX  as  guarantor  under  the  FCX
          Guarantee.

                    "Holder", "Holder of Securities", "Securityholder" or other similar terms mean (a) in the case of any Registered Security, the Person in whose name such Security is registered in the Security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                    "Indebtedness" of any Person means at any date, without
          duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as a lessee under capital leases, (vi) all Indebtedness of others secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness of others Guaranteed by such Person.

                    "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                    "Insolvency Law" means any Netherlands, Indonesian, United States (Federal or State), or other applicable bankruptcy, insolvency, reorganization or similar law in any applicable jurisdiction.

                    "Interest" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

                    "Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                    "Issuer" means FCX Finance Company B.V., a Netherlands corporation having its legal seat at Rotterdam, and, subject to Article Nine, its successors and assigns.

                    "Judgment Currency" shall have the meaning set forth in
          Section 11.12.

                    "Officers' Certificate" means, in the case of FCX, a certificate signed by the chairman of the board or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of FCX, and, in the case of the Issuer, a certificate signed by a managing director, and in each case delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5, if and to the extent required hereby.

                    "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Issuer or FCX, as applicable, or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required hereby.

                    "Original issue date" of any Security (or portion thereof) means the earlier of (a) the Issue Date of such Security or (b) the Issue Date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution. For purposes of this definition, "Issue Date" means the date of issue of any series of Securities under this Indenture as more specifically stated on the reverse of such Securities.

                    "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                    "Outstanding", when used with reference to Securities of any series issued hereunder, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities of such series authenticated and delivered by the Trustee under this Indenture, except:

                    (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (b) Securities (other than Securities of any series as to which the provisions of Article 10 hereof shall not be applicable), or portions thereof, for the payment or redemption of which monies or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereto, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                    (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered, pursuant to the terms of
               Section 2.9 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to
          Section 5.1.

                    "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the issuer or its agents upon the issuance of such Securities.

                    "Person" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "principal"   whenever   used  with  reference  to  the
          Securities of any series or any portion thereof, shall be deemed to include "and premium, if any".

                    "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                    "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                    "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with
          Section 2.4, and bearing the legend prescribed in Section 2.4.

                    "Registered Security" means any Security registered on the Security register of the Issuer, which Security shall be without Coupons.

                    "Required Currency" shall have the meaning set forth in
          Section 11.12.

                    "Responsible Officer", when used with respect to the Trustee means the Chairman of the Board of Directors, the President, the Secretary, the Treasurer or any other officer of the Trustee customarily performing corporate trust functions.

                    "SEC  Reports"  shall  have  the  meaning  set forth in
          Section 4.3.

                    "Securities Act" means the Securities Act of 1933, as amended.

                    "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities of any series, authenticated and delivered under this Indenture.

                    "Security Registrar" means the Trustee or any successor Security Registrar appointed by the Issuer.

                    "Senior Indebtedness" means all Indebtedness of any Person (other than the Securities, in the case of the Issuer, or the FCX Guarantees, in the case of FCX) including principal and interest (including, without limitation, any interest that would accrue but for the filing of a petition initiating any proceeding referred to in Section 15.2 or 16.2 hereof) on such Indebtedness, created, incurred or assumed on or after the date of the first issuance of any Securities, unless such Indebtedness, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to, or pari passu with, the Securities and the FCX Guarantees; provided, that the term Senior Indebtedness shall not include (a) any Indebtedness of a Person which, when incurred and without respect to any election under
          Section 1111(b) of Title 11, United States Code, with or without recourse to the Issuer, (b) any Indebtedness of a Person to an affiliate of such Person and any refinancing thereof, (c) Indebtedness to any employee of the Issuer and (d) Trade Payables.

                    "Stated Maturity" means, with respect to any Security, the date specified in such Security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the Holder thereof upon the happening of any contingency unless such contingency has occurred) and with respect to any installment of interest upon such Security, the date specified in such Security, or Coupon appertaining thereto, if applicable as the fixed date on which such installment of interest is due and payable.

                    "Trade Payables" means accounts payable for any other indebtedness or monetary obligations to trade creditors created or assumed by a Person or any subsidiary of such Person in the ordinary course of business in connection with the obtaining of materials or services.

                    "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

                    "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                    "Unregistered Security" means any Security other than a Registered Security.

                    "U.S. Government Obligations" shall have the meaning set forth in Section 10.1(A).

                    "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of the issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice.

                                     ARTICLE TWO

                ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

               SECTION 2.1 Forms Generally. The Securities of each series and the Coupons, if any, issued hereunder shall be substantially in such form and bear such legends (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions of the Issuer (as set forth in a Board Resolution of the Issuer or FCX, as the case may be, or, to the extent established pursuant to rather than set forth in a Board Resolution of the Issuer or FCX, as the case may be, an Officers' Certificate of the Issuer or FCX, as the case may be, detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing of the Issuer and FCX such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any. If temporary Securities are issued as permitted by Section 2.11, the form thereof also shall be established as provided in the preceding sentence.

               The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

               SECTION 2.2  Form     of     Trustee's     Certificate    of
          Authentication.   The Trustee's certificate of authentication  on
          all Securities shall be in substantially the following form:

               "This is one of  the  Securities  of  the  series designated
          herein   referred   to   in   the  within-mentioned  Subordinated
          Indenture.

                                        _______________________________,
                                        Trustee



                                        By:_______________________________
                                                   Authorized Officer

               If  at  any  time  there  shall  be  an Authenticating Agent appointed with respect to any series of Securities, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

               "This  is  one  of  the  Securities of the series designated
          herein   referred   to   in  the  within-mentioned   Subordinated
          Indenture.

                                        ____________________, N.A., Trustee



                                        By:_______________________________
                                                As Authenticating Agent



                                        By:_______________________________
                                                   Authorized Officer

               SECTION 2.3  Amount  Unlimited;  Issuable  in  Series.   The
          aggregate  principal  amount   of   Securities   which   may   be
          authenticated and delivered under this Indenture is unlimited.

               The Securities may be issued in one or more series and each such series shall rank equally and pari passu with the Securities of each other series, but all Securities hereunder shall be subordinate and junior in right of payment, to the extent and manner set forth in Article 15, to all Senior Indebtedness of the Issuer, and the FCX Guarantees endorsed thereon any Securities hereunder be subordinate and junior in right of payment, to the extent and manner set forth in Article 16, to all Senior Indebtedness of FCX. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

                    (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                    (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.2);

                    (3) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or ECU);

                    (4) the date or dates on which the principal of the Securities of the series is payable;

                    (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Date on which any such interest shall be payable and (in the case of Registered Securities) the Regular Record Date for any interest payable on any Interest Payment Date and/or the method by which such rate or rates or Regular Record Date or Dates shall be computed or determined;

                    (6) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

                    (7)  the  right,  if  any,  of the Issuer, FCX  or  any
               Holder to redeem or cause to be redeemed Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which, and the manner in which (if different from the provisions of Article 12 hereof), and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise and/or the method by which such price or prices shall be determined;

                    (8) the obligation, if any, of the Issuer or FCX to redeem, purchase or repay Securities of the series, in whole or in part, pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices (and/or the method by which such price or prices shall be determined) at which and the period or periods within which and the manner in which (if different from the provisions of Article 12 hereof) Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                    (9)  if  other than denominations  of  $1,000  and  any
               integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

                    (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                    (11) if other than the coin or currency  in  which  the
               Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

                    (12) if  the principal of or interest on the Securities
               of such series are to be payable, at the election of the Issuer, FCX or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the exchange rate with respect to such payments shall be determined;

                    (13) if the amount of payments of principal  of  and/or
               interest on the Securities of the series may be determined with reference to the value or price of any one or more commodities, currencies or indices, the manner in which such amounts will be determined;

                    (14) whether  the  Securities  of the  series  will  be
               issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities and, if so, the Depositary therefor and the form of any legend in addition or in lieu of that in Section 2.4 to be borne by such Registered Global Security) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions and procedures applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon, if other than as provided in Section 2.8, and the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa if other than provided in Section 2.8;

                    (15) whether and under what circumstances the Issuer or
               FCX will pay additional amounts on the Securities of the series to the Holders, or certain Holders, thereof in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer or FCX will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                    (16) if  the  Securities  of  such  series  are  to  be
               issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                    (17) any   trustees,  depositaries,  authenticating  or
               paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

                    (18) any deletions from, modifications  of or additions
               to the Events of Default or covenants of the Issuer or FCX set forth herein (including any defined terms relating thereto);

                    (19) the term and condition upon which and  the  manner
               in which Securities of the series may be defeased or defeasible if different from the provisions of Article 10;

                    (20) whether  the  Securities will be issued as  global
               Securities and, if other than as provided in Section 2.8, the terms upon which such global Securities may be exchanged for definitive Securities;

                    (21) offices at which presentation  and  demands may be
               made and notices be served, if other than the Corporate Trust Office; and

                    (22) any other terms of the series  (which  terms shall
               not be inconsistent with the provisions of this Indenture).

               All Securities of any one series and Coupons appertaining thereto, if any, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

               SECTION 2.4 Authentication and Delivery of Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities, including Coupons appertaining thereto, if any, may be executed by the Issuer and, upon endorsement thereon of the FCX Guarantees, delivered to the Trustee for authentication together with the applicable documents referred to below in this section, and the Trustee shall thereupon authenticate and deliver such Securities and Coupons appertaining thereto, if any, and the FCX Guarantees to or upon the order of the Issuer (contained in the Company Order referred to below in this section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order, without any further action by the Issuer or FCX. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Company Order or procedures authorized by such Company Order. If provided for in such procedures, such Company Order may authorize authentication and delivery of Securities pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs 2, 3 and 4 below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                    (1) a Company Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Company Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates or interest rate or rates and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery of Securities pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral or electronic instructions shall be promptly confirmed in writing, and (e) after the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities;

                    (2) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

                    (3) an Officers' Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                    (4) At the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                         (a) the forms of the Securities and Coupons, if any, and FCX Guarantees have been duly authorized and established in conformity with the provisions of this Indenture;

                         (b) in the case of an underwritten offering, the terms of the Securities and, if other than set forth herein, the terms of the FCX Guarantees have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of a Periodic Offering, certain terms of the Securities and, if other than set forth herein, the terms of the FCX Guarantees have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in a Company Order shall have been established, all such terms will have been duly authorized by the Issuer or FCX and will have been established in conformity with the provisions of this Indenture;

                         (c) when the Securities and Coupons, if any, have been executed by the Issuer and the FCX Guarantees thereon executed by FCX and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer and FCX, respectively, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                         (d) the execution and delivery by the Issuer and FCX of, and the performance by the Issuer and FCX of their respective obligations under the Securities, the Coupons, if any, and the FCX Guarantees, will not contravene any provision of applicable law or the
                    Articles of Association of the Issuer or the certificate of incorporation or by-laws of FCX or any agreement or other instrument binding upon the Issuer, FCX or any of the respective subsidiaries of the foregoing that is material to the Issuer or FCX, each considered as one enterprise with their respective subsidiaries, or, to the best of such counsel's knowledge but without independent investigation, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer, FCX or any of their respective subsidiaries, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer or FCX of their respective obligations under the Securities and Coupons, if any, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and Coupons, if any.

               In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer, FCX or any of their respective subsidiaries and certificates of public officials.

               The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or FCX or if the Trustee in good faith by its Board of Directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

               If the  Issuer  and  FCX shall establish pursuant to Section
          2.3 that all or a portion of the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and, upon endorsement thereon of the FCX Guarantee, the Trustee shall, in accordance with this
          Section 2.4 and the Company Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all or a portion of the Securities of such series issued and not yet cancelled or exchanged to be represented by such Registered Global Securities,
          (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or a nominee thereof or a custodian therefor or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "This Security is a Registered Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture."

               SECTION 2.5 Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by any of its managing directors. Such signature may be the manual or facsimile signature of the present or any future such managing director. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

               In case any managing director of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such managing director before the Security or Coupon so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Security or Coupon had not ceased to be such managing director of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such Person as, at the actual date of the execution of such Security or Coupon, shall be the proper officer of the Issuer, although at the date of the execution and delivery of this Indenture any such Person was not such officer.

               The FCX Guarantee endorsed on each Security shall be executed by an Authorized Signatory of FCX in the manner provided in Section 13.2.

               SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Section 2.2, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer on which the FCX Guarantee executed by FCX is endorsed shall be conclusive evidence that the Security and Coupons, if any, appertaining thereto, so authenticated have been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

               SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the managing directors of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

               Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or Resolutions or indenture supplemental hereto referred to in Section 2.3 or, if not so specified, each such Unregistered Security shall be dated as of the date of issuance of the first Unregistered Security of such series to be issued. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the Interest Payment Dates, established as contemplated by Section 2.3.

               The Person in whose name any Registered Security of any series is registered at the close of business on any Regular Record Date applicable to such series with respect to any Interest Payment Date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Registered Security subsequent to such Regular Record Date and prior to such Interest Payment Date, except in the case of any such transfer or exchange if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date for such series (and FCX does not pay such installment on such Interest Payment Date), in which case such defaulted interest shall then cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and shall be paid to the Persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. Interest on any Unregistered Securities which is payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Holder of such Unregistered Security or of the applicable Coupon appertaining to such Unregistered Security.

               SECTION 2.8 Registration, Transfer and Exchange. The Issuer will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of each series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee. There may not be more than one register for each series of Securities.

               Upon surrender for transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose provided in Section 3.2, the Issuer and FCX shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series, Stated Maturity, interest rate and original issue date in any authorized denominations and of a like aggregate principal amount and tenor, with the FCX Guarantee endorsed thereon.

               Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

               At the option of the Holder thereof, any Security may be exchanged for a Security of the same series, of like tenor, in authorized denominations and in an equal aggregate principal amount, with the FCX Guarantee endorsed thereon, upon surrender of such Security at an office or agency to be maintained for such purpose in accordance with Section 3.2 or as specified pursuant to Section 2.3, and the Issuer shall execute, and the Trustee shall authenticate and deliver in exchange therefor, the Security or Securities, with the FCX Guarantee endorsed thereon, which the Holder making the exchange shall be entitled to receive bearing a number or other distinguishing symbol not contemporaneously outstanding. Subject to the foregoing, (i) a Registered Security of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Securities of the same series; (ii) if the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.3,
          Unregistered  Securities  may  be  exchanged   for  a  Registered
          Security or Securities of the same series, but a Registered Security may not be exchanged for an Unregistered Security or Securities; and (iii) if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, any such
          Unregistered Security or Securities may be exchanged for an Unregistered Security or Securities of the same series; provided that in connection with the surrender of any Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default must be surrendered with the Securities being exchanged. If the Holder of an Unregistered Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer, FCX and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter the Holder of such Security shall surrender to any paying agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive from the Issuer the amount of such payment; provided, however, that, except as otherwise provided in Section 3.2, interest represented by Coupons shall be payable only upon the presentation and surrender of those Coupons and an office or agency located outside the United States. Notwithstanding the foregoing, in case an
          Unregistered Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series in like tenor after the close of business at such officer agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any subsequent record date and the before the opening of business at such office or agency on such subsequent date for the payment of interest in default, such Unregistered Security shall be surrendered without the Coupon relating to such Interest Payment Date or subsequent date for payment, as the case may be, and interest or in interest in default, as the case may be, will not be payable on such Interest Payment Date or subsequent date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer.

               All Registered Securities presented for registration of transfer, exchange, redemption, repurchase or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee, duly executed by the Holder or his attorney duly authorized in writing.

               Each Registered Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Registered Global Security or a nominee thereof, and each such Registered Global Security shall constitute a single security for all purposes of this Indenture.

               The Issuer may require payment of a sum sufficient to cover any tax or other Governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

               The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, (c) any Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such security in whole or in part, except the portion of such Security not required to be repurchased or (d) to exchange any Unregistered Security so selected for redemption, except that such Unregistered Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

               Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

               If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or is no longer eligible because it ceased to be a clearing agency registered under the Exchange Act and the Issuer thereupon fails to appoint a successor Depositary or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Registered Securities. If a successor Depositary for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, with the FCX Guarantees endorsed thereon, of like tenor in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, with the FCX Guarantees endorsed thereon, in exchange for such Registered Global Security or Securities.

               The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, with the FCX Guarantees endorsed thereon, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

               If  specified  by  the Issuer pursuant to Section  2.3  with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

                    (i) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security, with the FCX Guarantee or Guarantees endorsed thereon; and

                    (ii) to   such  Depositary  a  new  Registered   Global
               Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above, with the FCX Guarantee endorsed thereon.

               Upon the exchange of a Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, with the FCX Guarantee endorsed thereon, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

               All Securities and the FCX Guarantees endorsed thereon issued upon any transfer or exchange of Securities and the related FCX Guarantees shall be valid and legally binding obligations of the Issuer and FCX, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and FCX Guarantees surrendered upon such transfer or exchange.

               SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, of like tenor and in equal aggregate principal amount, with the FCX Guarantee endorsed thereon, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so apparently destroyed, lost or stolen or in exchange for the Security to which a mutilated, defaced, destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities for which substitutes are being issued. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them and FCX harmless and, in every case of apparent destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security or Coupon and of the ownership thereof. In the case of a mutilated or defaced Security or Coupon, the applicant for a substitute Security or Coupon shall surrender such mutilated or defaced Security or Coupon to the Trustee or such agent.

               Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them or FCX may require to save each of them harmless from all risks, however remote, arising as a result of such payment and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

               Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer and FCX, whether or not the apparently destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities or Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and Coupon shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

               SECTION 2.10 Cancellation of Securities; Disposition Thereof. All Securities and Coupons surrendered for payment, repurchase, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of cancelled Securities and Coupons held by it and deliver a certificate of disposition to the Issuer unless the Issuer shall direct that cancelled Securities be returned to it. If the Issuer or FCX shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

               SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer and FCX may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee) with the FCX Guarantee endorsed thereon. Temporary Securities of any series shall be issuable as Registered Securities without Coupons or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer, with the FCX Guarantee endorsed thereon, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series, with the FCX Guarantee endorsed thereon, and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series, with the FCX Guarantee endorsed thereon, having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as defini-tive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                                    ARTICLE THREE

                               COVENANTS OF THE ISSUER

               SECTION 3.1  Payment of Principal  and Interest.  The Issuer
          covenants and agrees for the benefit of each series of Securities issued hereunder that it will duly and punctually pay or cause to be paid the principal of and interest on, each of the Securities of such series (together with any additional amounts with respect to such Securities) at the place or places, at the respective times and in the manner provided in the Securities of such series and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable with respect to such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities ) shall be payable only to or upon the written order of the Holders thereof entitled thereto and, at the option of the Issuer, may be paid by wire transfer (subject to the procedures of the paying agent) or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

               SECTION 3.2 Offices for Payments, etc. So long as any Registered Securities are authorized for issuance pursuant to this Indenture or remain Outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of each series may be surrendered for payment and, where the Registered Securities of each series may be surrendered for registration of transfer or exchange as is provided in this Indenture.

               The Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an office or agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be surrendered for payment or exchange. No payment on or exchange of any Unregistered Security or Coupon will be made upon surrender of such Unregistered Security or Coupon at an office or agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in The City of New York if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

               The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto, or this Indenture may be served.

               The Issuer will give to the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Trustee maintained in the City of New York as the office or agency for each such purpose to be carried out in New York. In case the Issuer shall fail to maintain any such office or agency or shall fail to provide such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

               The Issuer will cause to be kept a register at the office of the Security Registrar in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed Security Registrar for the purpose of registering Securities and transferring Securities as herein provided.

               The Issuer may from time to time designate one or more additional offices or agencies where the Securities of any series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section
          2.3 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in the first three paragraphs of this
          Section 3.2. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

               SECTION 3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.9, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

               SECTION 3.4 Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                    (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or of the Trustee,

                    (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable,

                    (c) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent, and

                    (d)  that  it  will  in  all respects comply  with  the
                    provisions  of  the  Trust  Indenture   Act   of   1939
                    applicable to such paying agent.

               The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, such sum to be held as provided in the Trust Indenture Act of 1939, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

               If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure to take such action.

               Anything in this Section to the contrary notwithstanding, but subject to Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder or with respect to this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

               Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

               SECTION 3.5 Written Statement to Trustee. The Issuer will deliver to the Trustee on or before March 31 in each year (beginning with March 31, 1997) a brief certificate (which need not comply with Section 11.5) from the Issuer, signed by its principal executive officer, principal financial officer, or principal accounting officer, stating that in the course of the performance by the signer of his duties as an officer of the Issuer, he would normally have knowledge of any Default or non-compliance by the Issuer in the performance or fulfillment of any covenant, agreement or condition of the Issuer, contained in this Indenture, stating whether or not he has knowledge of any such Default or non-compliance and, if so, specifying each such Default or non-compliance of which the signer has knowledge and the nature thereof.

               SECTION 3.6 Corporate Existence. Subject to Article Nine, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided that the Issuer shall not be required to preserve its corporate existence or any such right or franchise if the Issuer shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders of any series of Securities.

               SECTION 3.7 Limitation on Other Business Activities. The Issuer will not lease or own any material facilities or other property or engage in any material operations other than the issuance and sale of the Securities, the application of the proceeds thereof and taking such other actions as are called for by this Indenture. The Issuer will not issue its Capital Stock to any Person other than FCX and the wholly-owned Subsidiaries of FCX.

               SECTION 3.8 Luxembourg Publications. In the event of the publication of any notice pursuant to Section 5.11, 6.9, 6.10, 8.2, 10.4, 12.2 or 12.5, the party making such publication in the City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by any Officers' Certificate delivered to such party, make a similar publication in Luxembourg.

                                     ARTICLE FOUR

                              SECURITYHOLDERS' LISTS AND
                        REPORTS BY THE ISSUER AND THE TRUSTEE

               SECTION 4.1 Issuer and FCX to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer, FCX and any other obligor on the Securities each covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

                    (a) semiannually and not more than 15 days after each Regular Record Date, and

                    (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security Registrar for such series and all of the Securities of any series are Registered Securities, such list shall not be required to be furnished for such series.

               SECTION 4.2  Preservation and Disclosure of Securityholders'
          Lists.

                    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 4.1, (ii) received by the Trustee in its capacity as Security Registrar for such series, if so acting, and
          (iii)  filed  with  it  within  two  preceding years pursuant  to
          Section 4.4(c). The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                    (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under any series of the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, FCX and the Trustee that none of the Issuer, FCX or the Trustee or any agent of any of the foregoing shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

               SECTION 4.3 Reports by the Issuer. The Issuer shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports"), if any, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.
               SECTION 4.4 Reports by the Trustee. (a) Within 60 days after _________ of each year, commencing with the first _____ following the first issuance of Securities pursuant to Section 2.4, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such ______ with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding _____________________ and the date of this Indenture.

                    (b)  The Trustee shall transmit the reports required by
          Section 313(b) of the Trust Indenture Act and Section 5.11 hereof at the times specified therein.

                    (c)  Reports   pursuant   to   this  Section  shall  be
          transmitted in the manner and to the Persons required by Section 313(c) and 313(d) of the Trust Indenture Act.

                    (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities of any series are listed, with the Commission and with the Issuer. The Issuer will promptly notify the Trustee when the Securities of any series are listed on any stock exchange.

                                     ARTICLE FIVE

                             REMEDIES OF THE TRUSTEE AND
                         SECURITYHOLDERS ON EVENT OF DEFAULT

               SECTION 5.1  Event  of  Default  Defined;  Acceleration   of
          Maturity; Waiver of Default. "Event of Default," with respect to Securities of any series wherever used herein, means one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (a) default in the payment of any installment of interest upon any of the Securities of such series or any Coupon appertaining thereto (together with any additional amounts payable with respect to such Securities) as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                    (b) default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable either at their Stated Maturity, upon any redemption by declaration or otherwise; provided that, if such default is the result of an optional redemption by the Holders of such Securities, the amount thereof shall be in excess of $50,000,000 or the equivalent thereof in any currency or composite currency; or

                    (c) failure on the part of the Issuer or FCX duly to comply with, observe or perform any of the other covenants or agreements on the part of the Issuer or FCX contained in, or provisions of, the Securities of any series, the FCX Guarantees or this Indenture (other than a covenant or agreement which is not applicable to the Securities of such series), but only if such default shall not have been remedied for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer or FCX, as applicable, remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer and FCX by the Trustee, or to the Issuer and FCX and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of either series of Securities; or

                    (d) The FCX Guarantee endorsed on the Securities of any series shall cease for any reason to be in full force and effect or FCX shall assert that the FCX Guarantee is not in full force and effect; or

                    (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or FCX in an involuntary case or proceeding under any applicable Insolvency Law or (B) a decree or order adjudging the Issuer or FCX a bankrupt or insolvent under an applicable Insolvency Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or FCX or of any substantial part of the property of the Issuer or FCX or ordering the winding up or liquidation of the affairs of the Issuer or FCX and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (f) the commencement by the Issuer or FCX of a voluntary case or proceeding under any applicable Insolvency Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or FCX to the entry of a decree or order for relief in respect of the Issuer or FCX in an involuntary case or proceeding under any applicable Insolvency Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or FCX or the filing by the Issuer or FCX of a petition, answer or consent seeking reorganization or relief under any applicable Insolvency Law, or the consent by the Issuer or FCX to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or FCX or of any substantial part of the property of the Issuer or FCX or the making by the Issuer or FCX of an assignment for the benefit of creditors, or the admission by the Issuer or FCX in writing of its inability to pay its debts generally as they become due, or the taking of corporate action (which shall involve the passing of one or more Board Resolutions by the Issuer or FCX) in furtherance of any such action,

                    (g) failure by the Issuer or FCX to make any payment at maturity (or upon any redemption), including any applicable grace period, in respect of indebtedness, which term as used herein means obligations (other than the Securities of such series. the FCX Guarantees or nonrecourse obligations) of, or guaranteed or assumed by, the Issuer or FCX for borrowed money or evidenced by bonds, debentures, notes or other similar instruments ("Debt") in an amount in excess of $50,000,000 or the equivalent thereof in any other currency or composite currency and such failure shall have continued for a period of thirty days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer and FCX by the Trustee, or to the Issuer, FCX and the Trustee by the holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series affected thereby; or

                    (h) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $50,000,000 or the equivalent thereof in any other currency or composite currency without such Debt having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of thirty days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer and FCX by the Trustee, or to the Issuer, FCX and the Trustee by the holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series affected thereby; or

                    (i) any other Event of Default provided for with respect to Securities of that series in the supplemental indenture under which such series is issued or in the terms of Securities of such series;

          provided that if any such failure, default or acceleration referred to in clauses (f), (g) and (h) or the proviso to clause
          (b) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof, and any acceleration under this Section 5.1 resulting solely therefrom, shall be deemed likewise to have been thereupon cured, waived, rescinded or annulled without further action on the part of either the Trustee or any of the Securityholders.

               If an Event of Default described in other than those specified in Section 5.1(e) or (f) (if the Event of Default under clause (c), (g) or (h), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of all such affected series, and the interest accrued thereon, if any, (together with any additional amounts payable with respect to such Securities) to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default other than those specified in Section 5.1(e) or (f) (if the Event of Default under clause (c), (g) or (h), as the case may be, is with respect to all series of Securities then Outstanding), occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon, if any, (together with any additional amounts payable with respect to such Securities) to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in Section 5.1(e) or
          (f) occurs, the principal of and accrued interest on the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder.

               The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Issuer or FCX shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest (together with any additional amounts payable with respect to such Securities) upon all the Securities of such series and the principal of any and all Securities of each such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, (together with any additional amounts payable with respect to such Securities) at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities)
          specified in the Securities of each such series (or the respective rates of interest or Yields to Maturity of all the Securities, as the case may be, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series or of all the Securities, in each case voting as a single class, then Outstanding, by written notice to the Issuer, FCX and the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

               For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with accrued interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

               SECTION 5.2 Collection of Debt by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case Default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable and such Default shall have continued for a period of 30 days or (b) in case Default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon the Stated Maturity of the Securities of such series or upon any redemption or by declaration or otherwise, subject to the provisions of clause (b) of Section 5.1, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all such Securities of such series, and such Coupons, if any, for principal, or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

               Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the Holders, whether or not the principal of and interest on Securities of such series be overdue.

               Without limiting the rights of the Trustee under the FCX Guarantee, if an Event of Default occurs and is continuing, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceeding as the Trustee may deem most effectual to protect and enforce any such rights, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or any other obligor upon the Securities of such series and collect in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities of such series, wherever situated the monies adjudged or decreed to be payable.

               In the case of any judicial proceeding relating to the Issuer, FCX or any other obligor upon the Securities of such series, or the property or creditors of the Issuer, FCX or any such obligor, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act of 1939 in order to have claims of the Holders and the Trustee allowed in any such proceeding. In addition, unless prohibited by applicable law and regulations, the Trustee shall be entitled and empowered to vote on behalf of the Holders of Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceeding or a Person providing similar functions in comparable proceedings.

               The Trustee shall be authorized to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf, and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

               All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such series, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, advances and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities of such series or Coupons appertaining thereto in respect of which action was taken.

               In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities, parties to any such proceedings.

               SECTION 5.3 Application of Proceeds. Any monies collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal or interest, upon presentation of the several Securities and Coupons appertaining thereto in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of the same series, of like tenor, in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                         FIRST:   To  the  payment  of  costs  and expenses
                    applicable to the Securities of such series in respect of which monies have been collected, including any and all amounts due the Trustee under Section 6.6;

                         SECOND:   In  case the principal of the Securities
                    of such series in respect of which monies have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

                         THIRD:  In case the principal of the Securities of
                    such series in respect of which monies have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal; and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                         FOURTH:  To the payment  of the remainder, if any,
                    to the Issuer or any other Person lawfully entitled thereto.

               SECTION 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

               SECTION 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Securityholder, then and in every such case, subject to any determination in such proceeding, the Issuer, FCX, the Trustee and the Securityholders shall be restored severally and respectively to their former positions and rights hereunder, and thereafter all rights, remedies and powers of the Issuer, FCX, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

               SECTION 5.6 Limitations on Suits by Securityholders. No Holder of any Security of any series or of any Coupon appertaining  thereto  shall  have  any  right  by virtue  or  by availing of any provision of this Indenture to institute any action or proceeding, judicial or otherwise, at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless (i) such Holder previously shall have given to the Trustee written notice of a continuing Event of Default as hereinbefore provided, (ii) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding, treated as a single class, shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings; and (iv) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the Holder of every Security or Coupon with every other Holder of the Securities of such series or Coupons and the Trustee, that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               SECTION 5.7 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on (together with any additional amounts payable with respect to such Securities) such Security or Coupon and any interest in respect of a Default in the payment of any such amounts, on or after the respective due dates expressed in such Security or Coupon or Redemption Dates prescribed for therein, or to institute suit for the enforcement of any such payment rights on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

               SECTION 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section
          2.9 and 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               No delay or omission of the Trustee or of any Holder of any of the Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

               SECTION 5.9 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of any series affected at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to or for the benefit of such Securities of such series; provided that such direction shall not be otherwise than in accordance with applicable law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6. 1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not be lawfully taken or that the action or proceeding so directed may expose the Trustee to personal liability or if the Trustee in good faith by its board of directors or the executive committee thereof shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6. 1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

               Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

               SECTION 5.10 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing may on behalf of the Holders of all the Securities of such series waive any past Default or Event of Default hereunder with respect to the Securities of such series and its consequences, except a Default
          (a) in the payment of principal or interest on any Security of such series or in respect to the conversion of any such Securities or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected.

               Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In the case of any such waiver, the Issuer, FCX, the Trustee and the Holder of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

               SECTION 5.11 Trustee  to  Give  Notice  of  Default, But May
          Withhold in Certain Circumstances. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Securities of such affected series in the manner and to the extent provided in
          Section 4.4(c), unless such defaults shall have been cured before the mailing or publication of such notice (the term "default" or "defaults" for the purposes of this Section 5.11 being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking or purchase fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

               SECTION 5.12 Right of Court to Require Filing of Undertaking
          to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                     ARTICLE SIX

                                CONCERNING THE TRUSTEE

               SECTION 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series, and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a particular series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                    (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                         (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (ii) in  the  absence  of bad faith on the part of
               the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                    (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to
               Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity from the Issuer or FCX against such liability is not reasonably assured to it.

               SECTION 6.2  Certain  Rights  of  the  Trustee.   Subject to
          Section 6.1:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction. consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b)  any  request,  direction,  order  or demand of the
               Issuer or FCX mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed), and any Board Resolution of the Issuer or FCX may be evidenced to the Trustee by a copy thereof certified by any managing director of the Issuer, in the case of a Board Resolution of the Issuer, and by the secretary or assistant secretary of FCX in the case of a Board Resolution of FCX;

                    (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                    (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                    (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                    (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of the one or more series to which the Event of Default relates; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

               SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer and FCX, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

               SECTION 6.4 Trustee and Agents May Hold Securities or Coupons; Collections, etc, The Trustee or any agent of the Issuer, FCX or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Section 6.12, if operative, may otherwise deal with the Issuer and FCX and receive, collect, hold and retain collections from the Issuer and FCX with the same rights it would have if it were not the Trustee or such agent.
               SECTION 6.5 Monies Held by Trustee. Subject to the provisions of Section 10.4 hereof, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any monies received by it hereunder.

               SECTION 6.6  Compensation and Indemnification of Trustee and
          Its Prior Claim. The Issuer and FCX, jointly and severally, covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer and FCX, jointly and severally, covenant and agree to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer and FCX, jointly and severally, also covenant to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including but not limited to the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer and FCX under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services in connection therewith are intended to constitute expenses of administration under any bankruptcy law.

               SECTION 6.7  Right   of   Trustee   to   Rely  on  Officers'
          Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate of the Issuer or FCX delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

               SECTION 6.8 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. At no time shall the Trustee be an obligor, or directly or indirectly, control, be controlled by, or under the common control with any obligor upon any Securities issued hereunder. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.9.

               The provisions of this Section 6.8 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act of 1939.

               SECTION 6.9 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                    (b) In case at any time any of the following shall occur:

                         (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months; or

                         (ii) the  Trustee  shall  cease  to be eligible in
               accordance with the provisions of Section 6.8 or Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

                         (iii)the Trustee shall become incapable  of acting
               with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

          then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.12, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                    (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee with respect to such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section
          7. 1 of the action in that regard taken by the Securityholders.

                    (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.10.

                    (e) The Issuer shall give notice of each resignation and each removal of the Trustee of each series of Securities and each appointment of a successor trustee with respect to any such series by mailing written notice of such an event by first-class mail, postage prepaid, to the Holders of Registered Securities of such series as their names and addresses appear in the Security register. If any Unregistered Securities of a series affected are then Outstanding, notice of such resignation shall be given to the Holders thereof, (i) by publication at least once in an Authorized Newspaper in the Borough of Manhattan, the City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg) and (ii) by mailing notice to those Holders of Unregistered Securities who have furnished their names and addresses to the Trustee for such purpose within the two years preceding the giving of such notice. Each notice shall include the name of the successor trustee for such series and the address of its principal corporate trust office.

               SECTION 6.10 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder with respect to such series, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act as such shall, nevertheless, retain a prior claim upon all property or funds held or collected by it to secure any amounts then due to it pursuant to the provisions of Section 6.6.

               If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, FCX, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

               No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section
          6.10 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of
          Section  6.8  and  Section  310(a)  of the Trust Indenture Act of
          1939.

               Upon acceptance of appointment by a successor trustee as provided in this Section 6. 10, the Issuer shall (i) mail notice thereof by first-class mail to the Holders of Registered Securities at their last addresses as they shall appear in the Security register, or (ii) in the case of Holders of Unregistered Securities, publish such notice once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg) and mail such notice to those Holders of Unregistered Securities who have filed their names and addresses with the Trustee for such purpose within two years preceding the giving of such notice. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.9. If the Issuer fails to provide such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be provided at the expense of the Issuer.

               SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of
          Section 6.8 and Section 310(a) of the Trust Indenture Act of 1939, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

               SECTION 6.12 Preferential Collection of Claims Against the Issuer. If and when the Trustee shall be or become a creditor of the Issuer or FCX (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or FCX (or any such other obligor).

               SECTION 6.13 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery an behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

               Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

               The  Trustee  may  at any time terminate the agency  of  any
          Authenticating Agent by giving written notice thereof to the Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13 with respect to one or more series of Securities, the Trustee may upon receipt of a Company Order appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

               Sections 6.2, 6.3, 6.4 and, as agent of the Trustee, 7.3 shall be applicable to any Authenticating Agent.

                                    ARTICLE SEVEN

                            CONCERNING THE SECURITYHOLDERS

               SECTION 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer and FCX, if made in the manner provided in this Article.

               SECTION 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

                    (a) The fact and date of the execution by any Holder or his agent or proxy of any instrument, or the authority of such an agent or proxy to execute such instrument, may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the Person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other Person, or (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the Person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                    (b)  In   the   case  of  Registered  Securities,   the
               ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

               SECTION 7.3 Holders to be Treated as Owners. Prior to surrender of a Security for registration of transfer, the Issuer, FCX, the Trustee and any agent of the Issuer, FCX or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer, FCX nor the Trustee nor any agent of the Issuer, FCX or the Trustee shall be affected by any notice to the contrary. The Issuer, FCX, the Trustee and any agent of the Issuer, FCX or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, FCX, the Trustee nor any agent of the Issuer, FCX or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Unregistered Security or Coupon.

               SECTION 7.4  Securities  Owned by Issuer or FCX  Deemed  Not
          Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, FCX or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver of Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

               SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration or transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, FCX, the Trustee and the Holders of all the Securities.

               SECTION 7.6 Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, direct the Trustee to establish a record date for the purpose of determining the Persons entitled to (i) waive any past Default with respect to the Securities of such series in accordance with Section 5.10,
          (ii) consent to any supplemental  indenture  in  accordance  with
          Section 8.2 of this Indenture or (iii) waive compliance with any term, condition or provision of any covenant hereunder (if this Indenture should expressly provide for such waiver). If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past Default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 90th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

               The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any notice of Default, (ii) any request to institute proceedings referred to in Section 5.6 or (iii) any direction referred to in Section 5.9, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Issuer and FCX in writing and to each Holder of Securities of the relevant series in the manner set forth in
          Section 11.4.

                                    ARTICLE EIGHT

                               SUPPLEMENTAL INDENTURES

               SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer and FCX when authorized by Board Resolutions of their respective Boards of Directors, (which Resolutions may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                    (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                    (b) to evidence the succession of another entity to the Issuer or FCX or successive successions, and the assumption by the successor entity of the respective covenants, agreements and obligations of the Issuer or FCX as applicable, under this Indenture or any supplemental indenture;

                    (c) to add to the covenants of the Issuer or FCX such further covenants, restrictions, conditions or provisions or to surrender any right, power or option conferred by this Indenture on the Issuer or FCX as the respective Boards of Directors and the Trustee shall consider to be for the protection or benefit of the Holders of all or any series of Securities or Coupons of any series (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being added solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a Default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                    (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions in regard to matters or questions under this Indenture or any supplemental indenture as the Issuer or FCX may deem necessary or desirable, provided, that no action under this clause (d) shall adversely affect the interests of the Holders of the Securities or Coupons;

                    (e) to establish the form or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3;

                    (f) to make any change to comply with any requirement of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

                    (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11; and

                    (h)  to  allow  FCX  to  directly assume,  pursuant  to
               Section 9.3, the due and punctual payment of the principal of and interest on all the Securities of any or all series and the performance of the covenants in the Indenture on the part of the Issuer to be performed or observed.

               The Trustee is hereby authorized to join with the Issuer and FCX in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

               Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

               SECTION 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of any series affected by such supplemental indenture, the Issuer and FCX, when authorized by Board Resolutions of their respective Boards of Directors, (which Resolutions may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding, any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate (or alter the method of computation) of interest thereon, or reduce (or alter the method of computation) any amount payable on redemption or repayment thereof or extend the time for payment thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest (together with any additional amounts payable with respect to such Security) thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or alter the provisions of Section 11.11 or 11.12 or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, provided, no consent of any Holder of any Security shall be necessary under this Section 8.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to
          Section 8.1(e) of this Indenture, (b) reduce the aforesaid percentage of principal amount of Securities of any series the consent of the Holders of which is required for any such supplemental indenture to less than a majority, or reduce the percentage of Securities of such series necessary to consent to waive any past Default under this Indenture to less than a majority, or modify any of the provisions of this Section or
          Section 5.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived, in each case, without the consent of the Holder of each Security so affected, or (c) change in any manner adverse to the interests of the Holders of any Securities of any series the terms and conditions of the obligations of FCX pursuant to the FCX Guarantee without the consent of the Holder of each Security of such series then Outstanding so affected.

               A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of Coupons appertaining to such Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

               Upon the request of the Issuer and FCX, accompanied by copies of Board Resolutions of the Board of Directors of each of the Issuer and FCX (which resolutions may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order) certified by any managing director of the Issuer and the secretary or an assistant secretary of FCX authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section
          7.1 the Trustee shall join with the Issuer and FCX in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

               It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

               Promptly after the execution by the Issuer, FCX, and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall give notice thereof setting forth in general terms the substance of such supplemental indenture, (i) to the Holders of the Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the security register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee for such purpose within two years preceding the giving of such notice, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg). Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

               SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, FCX, and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments. and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

               SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence of any series that any such supplemental indenture complies with the applicable provisions of this Indenture and that the execution of such supplemental indenture is authorized or permitted by this Indenture.

               SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the respective Boards of Directors of the Issuer and FCX, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer with the FCX Guarantee endorsed thereon, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                     ARTICLE NINE

                      CONSOLIDATION, MERGER, SALE OR CONVEYANCE

               SECTION 9.1 Covenant of the Issuer Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Issuer covenants that it will not merge with or into or consolidate with any Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person and the Issuer shall not permit any Person to consolidate with or merge into the Issuer or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to the Issuer, unless (i) either the Issuer (in the case of a merger) shall be the continuing corporation, or the successor corporation or the Person which acquires by sale, conveyance, transfer, lease or disposition all or substantially all of the assets of the Issuer (if other than the Issuer) shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia, or under the laws of The Netherlands, and shall expressly assume, by supplemental indenture, in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation pursuant to Article Eight hereof, all of the payment obligations of the Issuer pursuant to this Indenture and the Securities of all series and Coupons, if any, appertaining thereto; (ii) immediately after giving effect to such merger, consolidation, sale, conveyance, transfer, lease or disposition and treating any Debt which becomes an obligation of the Issuer as a result of such transaction as having been incurred by the Issuer at the time of such transaction, no Default or Event of Default shall have occurred and be continuing.

               SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale, conveyance, transfer, lease or disposition, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Except as provided in the last paragraph of this Section, when the successor entity assumes all obligations of the Issuer hereunder, all obligations and covenants of the Issuer hereunder or under the Securities shall terminate.

               Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities and Coupons appertaining thereto, if any, with the FCX Guarantee endorsed thereon which previously shall have been signed and delivered by the managing directors of the Issuer to the Trustee for authentication, and any Securities together with any Coupons appertaining thereto which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued together with any Coupons appertaining thereto shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

               In case of any such consolidation, merger, sale, conveyance, transfer, lease or disposition such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

               In the event of any sale, conveyance, transfer or disposition (other than a conveyance by way of lease) covered by this Section 9.2, the Issuer (or any successor corporation which shall theretofore have become such in the manner described in this Article) shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

               SECTION 9.3 Assumption by FCX. Notwithstanding anything in this Article Nine to the contrary, FCX may at any time, in its sole discretion, directly assume, by an indenture supplemental hereto, the due and punctual payment of the principal of and interest on all the Securities of any series and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed and upon any such assumption under this
          Section 9.3, FCX shall succeed to and be substituted in all respects for and may exercise every right and power of the Issuer under this Indenture with the same effect as if FCX had been named as the Issuer herein and the Issuer shall be released from all of its obligations hereunder and under the Securities; provided, that the covenants that were applicable to FCX as a guarantor under this Indenture prior to such assumption shall continue to be applicable to FCX after such assumption. No such assumption shall be permitted unless FCX has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel for FCX, each stating that such assumption and supplemental indenture comply with this Article.

               SECTION 9.4 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel prepared in accordance with Section 11.5 as conclusive evidence that any such consolidation, merger, sale, transfer, lease or conveyance, and any such assumption, and any such liquidation or dissolution complies with the applicable provisions of this Indenture.

                                     ARTICLE TEN

                              SATISFACTION AND DISCHARGE
                            OF INDENTURE; UNCLAIMED MONIES

               SECTION 10.1 Satisfaction  and  Discharge of Indenture.  (A)
          If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9), as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of such series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities and Coupons appertaining thereto of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in
          Section 2.9) or (c) provided that FCX has theretofore assumed the obligations of the Issuer under the Indenture and the Securities of such series as provided in Section 9.3 in the case of any series of Securities, where the exact or maximum amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation (x) shall have become due and payable or (y) are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than monies repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or specifically pledged as security for and dedicated solely to the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (x) cash in an amount, or (y) in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash not later than one day before the due date of payments in respect of the Securities, or
          (z) a combination thereof, sufficient (without investment of such cash or reinvestment of any interest or proceeds from such U.S. Government Obligations) in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable (whether at maturity of through operation of a mandatory sinking fund other than any redemption at the option of the Holder); and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, all of the Securities of such series and any Coupons appertaining thereto shall be deemed paid and discharged and the provisions of this Indenture with respect to such Securities and Coupons, shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such series or Coupons appertaining thereto, and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced or apparently destroyed, lost or stolen Securities or Coupons, (iii) rights of the Holders of Securities and Coupons appertaining thereto to receive from the property so deposited payments of principal thereof and interest on the original stated due dates therefor (but not upon acceleration) or the Redemption Date therefor, as the case may be and remaining rights of Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder, including any right to compensation, reimbursement of expenses and indemnification under Section 6.6,
          (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Sections 3.2), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, which complied with Section 11.5, stating that the provisions of this Section have been complied with and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. In addition, in connection with the satisfaction and discharge pursuant to clause (c)(i)(y) above, the Trustee shall give notice to the Holders of Securities of such satisfaction and discharge. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities,

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and FCX to the Trustee under Section 6.6 shall survive.

                    (B) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution of the Board of Directors of the Issuer, Officers' Certificate of the Issuer or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture pursuant to Section 10.1(A), in the case of any such series of Securities the exact or maximum amounts (including the currency of payment) of principal and interest due on which can be determined at the time of making the deposit referred to in Clause 10.1(B)(x)(a) below: (x) the Issuer shall be deemed to have paid and discharged the entire indebtedness on all Securities of such a series and the Coupons appertaining thereto on the 91st day after the date of the deposit referred to in Clause 10.1(B)(x)(a) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced or apparently destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities or Coupons appertaining thereto to receive from the property so deposited payments of principal thereof and interest thereon on the original stated due dates therefor (but not on acceleration) or the Redemption Date therefor, as the case may be, and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, including any right to compensation, reimbursement of expenses and indemnification under Section 6.6, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer and the rights of the Holders of the Securities under Sections 3.2), (hereinafter "defeasance"), and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if the Issuer notifies the Trustee that the provisions of this Section 10.1(B) are being complied with solely to effect a defeasance and if

                    (a) provided that FCX has theretofore assumed the obligations of the Issuer under the Indenture and the Securities as provided in Section 9.3, with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto,
               (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure (without investment of such cash or reinvestment of any interest or proceeds from such U.S. Government Obligations) the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal and interest is due and payable (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder);

                    (b) no Default or Event of Default or event, which, with notice or the lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(e) and (f) are concerned, at any time during the period ending on and including the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                    (c) such defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer;

                    (d) such defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any Securities of such series;

                    (e) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect (i) that the Holders of the Securities of such series and the Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and (ii) that the trust arising from such deposit shall not constitute an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

                    (f) the Issuer has paid or caused to be paid all other sums then payable hereunder by the Issuer and the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with;
                    (C) The Issuer and FCX shall each be released from their obligations under Articles Nine, Fourteen and any other covenants specified pursuant to Section 2.3 with respect to the Securities of any series and any Coupons appertaining thereto on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the outstanding Securities of the applicable series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section or any such covenant, whether directly or indirectly by reason of any reference elsewhere herein to such Section or any such covenant or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (C) of this Section 10.1:

                    (a) the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Securities the payment on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable (whether at maturity or upon redemption (through operation of a mandatory sinking fund or otherwise) other than any redemption at the option of the Holder);

                    (b) no Default or Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(d) and (e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                    (c) such covenant defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

                    (d) such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 310(b) of the Trust Indenture Act of 1939;

                    (e) such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange to be delisted;

                    (f) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect (i) that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and
               (ii) that the trust arising from such deposit shall not constitute an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in The Investment Company Act of 1940, as amended; and

                    (g) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the covenant defeasance contemplated by this provision have been complied with.

               SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4 all monies and securities deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such monies or securities have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such monies or securities need not be segregated from other funds except to the extent required by law.

               SECTION 10.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Securities of any series, all monies then held by any paying agent under the provisions of this Indenture with respect to such series shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies.

               SECTION 10.4 Return of Monies Held by Trustee and Paying Agent Unclaimed for Two Years. Any monies or U.S. Government Obligations deposited with or paid to the Trustee or any paying agent for the payment of the principal of and interest on any Security of any series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal and interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such monies shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to monies deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series the Holders of which have filed their names and addresses with the Trustee for such purpose within two years preceding the giving of such notice, shall at the expense of the Issuer, mail by first class mail to such Holders at such addresses, and (c) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the City of New York and once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg) notice, that such monies remain unpaid and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

               SECTION 10.5 Indemnity for U.S. Government Obligations. The Issuer and FCX, jointly and severally, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.

                                    ARTICLE ELEVEN

                               MISCELLANEOUS PROVISIONS

               SECTION 11.1 Incorporators, Stockholders, Officers and Directors of Issuer and FCX Exempt from Individual Liability. No recourse shall be had for the payment of the principal of, or interest on any Security, any Coupon appertaining thereto or the FCX Guarantee, for any claim based thereon, or otherwise in respect thereof, or based on or in respect of this Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer, FCX or any successor corporation, either directly or through the Issuer, FCX or any successor corporation, whether by virtue of constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance of such Security and any Coupons appertaining thereto and as part of the consideration for the issue thereof, expressly waived and released; provided, that nothing in this paragraph shall limit recourse against FCX in respect of the FCX Guarantee or constitute a waiver of any rights which by law cannot be waived.

               SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities or in Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities or Coupons, if any.

               SECTION 11.3 Successors and Assigns of Issuer and FCX Bound by Indenture. Except as provided in Section 9.3, all covenants and agreements in this Indenture by the Issuer or FCX shall bind their respective successors and assigns (whether by merger, consolidation or otherwise), whether so expressed or not.

               SECTION 11.4 Notices and Demands on Issuer, FCX, the Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer or FCX may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer or FCX is filed by the Issuer or FCX with the Trustee) to the Issuer, c/o FCX, 1615 Poydras Street, New Orleans, Louisiana 70112, Attention: Corporate Secretary. Any notice, direction, request or demand by the Issuer, FCX or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office, Attention: Corporate Trustee Administration Department.

               Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provided for notice to Holders of Unregistered Securities, notice shall be (i) mailed to those Holders of Unregistered Securities who have filed their names and addresses for this purpose with the Trustee within two preceding years of giving such notice, with such notice being sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in such filing and
          (ii) published at least once in an Authorized Newspaper in the City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.8, at least once in an Authorized Newspaper in Luxembourg). In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

               SECTION 11.5 Officers' Certificate and Opinions of Counsel, Statements to Be Contained Therein. Upon any application or demand by the Issuer or FCX, as applicable, to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or FCX, as applicable, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

               Except  as  provided  in  Sections 3.5, 12.5 and 14.3,  each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or providing such opinion has read such covenant or condition,
          (b)  a  brief  statement  as  to  the nature  and  scope  of  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

               Any certificate, statement or opinion of an officer of the Issuer or FCX, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or FCX, as applicable, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or FCX, as applicable, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               Any certificate, statement or opinion of an officer of the Issuer or FCX, as applicable, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or FCX, as applicable, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

               SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities of such series) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period after such date.

               SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act of 1939 or with another provision hereof which is required to be included by any of Section 310 through 317, inclusive, or by operation of
          Section 318(c) thereof, such duties and required provision shall control except as, and to the extent, such provision is expressly excluded from this Indenture, as permitted by the Trust Indenture Act of 1939.

               SECTION 11.8 New York Law to Govern. This Indenture, the FCX Guarantee and each Security shall each be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except that matters relating to the authorization and execution by the Issuer of this Indenture and the Securities shall be governed by the laws of The Netherlands.

               SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

               SECTION 11.10Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 11.11Securities in a Foreign Currency or in ECU. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture including without limitation any determination contemplated in Section 5.1(g) or (h).

               All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

               SECTION 11.12Judgment Currency. The Issuer and FCX agree, to the fullest extent it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

               SECTION 11.13Submission  to Jurisdiction.  The Issuer agrees that any legal suit, action or proceeding arising out of or relating to the Indenture, the Securities or the FCX Guarantee may be instituted in any state or federal court in the State and County of New York, United States of America and to the extent it may lawfully do so, the Issuer hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding any claim which it may now or hereafter have that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Indenture or the subject matter hereof may not be enforced by such court, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Issuer hereby designates FCX as the Issuer's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 1615 Poydras Street, New Orleans, Louisiana 70112, and written notice of said service to the Issuer, mailed or delivered
          to it, at                            , The Netherlands,  shall be
          deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Issuer, whether or not the Issuer shall then be doing, or at any time shall have done, business within the State of New York, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Said designation and appointment shall be irrevocable until the Indenture shall have been satisfied and discharged in accordance with Article 10 and until all amounts due under Section 6.6 shall have been paid.

                                    ARTICLE TWELVE

                      REDEMPTION OF SECURITIES AND SINKING FUNDS

               SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

               SECTION 12.2 Notice of Redemption. Notice of redemption to the Holders of Registered Securities to be redeemed as a whole or in part at the option of the Issuer shall be given in the manner provided in Section 11.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities. Any notice to be given by publication in an Authorized Newspaper or Newspapers shall be published at least once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security of such series.

               The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the Redemption Date, the applicable Redemption Price, and, if the Redemption Price was required to be calculated accordingly, or pursuant to a formula or by reference to the value or price of any one or more commodities, currencies, indices, instruments or other securities, the method for such calculation and the basis for such Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to a mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the Redemption Date will be paid as specified in said notice and that on and after said Redemption Date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

               The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

               At least one Business Day prior to the Redemption Date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
          Section 3.4) an amount of money sufficient to redeem on the Redemption Date all the Securities of such series to be redeemed at the appropriate Redemption Price, together with accrued interest to and including the Redemption Date. If less than all Securities of any series are to be redeemed, the Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption or subject to compliance with conditions precedent, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction or condition has been complied with.

               If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

               SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the Redemption Date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued to and including the Redemption Date, and on and after said Redemption Date (unless the Issuer shall default in the payment of such Securities at the Redemption Price, together with interest accrued to said Redemption Date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and such Securities shall cease from and after the Redemption Date to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities to be redeemed except the right to receive the applicable Redemption Price thereof and unpaid interest to and including the Redemption Date. On surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable Redemption Price, together with interest accrued thereon, to and including the Redemption Date; provided that any payment of interest becoming due on or prior to the Redemption Date shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, registered as such on the relevant Regular Record Date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Security.

               If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer, FCX and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

               Upon surrender of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities for such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so prescribed.

               SECTION 12.4 Exclusion of Certain Securities From Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate of the Issuer or FCX delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

               SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

               In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer or FCX, may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or FCX or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

               On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the
          Trustee an Officers' Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver or cause to be delivered such Officers' Certificate and Securities (subject to the parenthetical clause in the second preceding sentence) specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

               If  the  sinking  fund  payment  or payments  (mandatory  or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at,the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 12.2 and subject to the limitations in Section 12.4, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund monies held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other monies, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

               On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

               The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund monies or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any monies in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any monies thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
          Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such monies shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE THIRTEEN

                             FCX GUARANTEE OF SECURITIES

               SECTION 13.1 Unconditional Guarantee. FCX hereby unconditionally guarantees to each Holder of a Security of any series authenticated and delivered by the Trustee, and to the Trustee, the due and punctual payment of the principal of and interest on such Security (together with any additional amounts payable with respect to such Security), when and as the same shall become due and payable, whether at the Stated Maturity any Interest Payment Date, by acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. FCX hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security (other than as provided in the last paragraph of this Section 13.1) or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee; provided, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of FCX, increase the aggregate principal amount of such Securities or the interest rate or Yield to Maturity (in the case of Original Issue Discount Securities) thereon except as provided in such Security. FCX hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this FCX Guarantee will not be discharged as to any such Security except by payment in full of the principal of and interest thereon. The FCX Guarantee constitutes a guarantee of payment and not of collection.

               FCX  further agrees that, if at any time all or any part  of any payment theretofore made by the Issuer to the Holder of said Security is or must be rescinded or returned by such Holder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Issuer), the Issuer's obligations under said Security shall, for the purposes of the FCX Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such payment to the Holder, and the FCX Guarantee shall continue to be effective or be reinstated, as the case may be, as to such obligations, all as though such payment to the Holder had not been made.

               FCX shall be subrogated to all rights of the Holder of any Securities against the Issuer in respect of any amounts paid to the Holder by FCX pursuant to the provisions of the FCX Guarantee; provided, however, that, as long as an Event of Default has occurred and is continuing, FCX shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, and interest on all Securities shall have been paid in full in accordance with the terms hereof and of the Securities.

               No set-off, counterclaim, reduction, or diminution of an obligation, or any defense of any kind or nature which FCX has or may have against the Issuer or the Trustee or any Holder of a Security shall be available hereunder to FCX or any assignee or successor of FCX against the Trustee or any Holder of a Security; provided, that FCX shall not be prevented from asserting against the Issuer or the Trustee or any Holder of a Security in a separate action any claim, action, cause of action or demand that FCX shall have, whether or not arising out of the FCX Guarantee. Notwithstanding the foregoing, FCX shall have the right to assert any compulsory counterclaim against any Holder of a Security or the Trustee in any proceeding whether or not arising out of the FCX Guarantee.

               The FCX Guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee.

               SECTION 13.2 Execution of the FCX Guarantee. FCX hereby agrees to execute the FCX Guarantee in substantially the form set forth in this Indenture to be endorsed on each Security authenticated and delivered by the Trustee pursuant to the Indenture. Such FCX Guarantee shall be signed on behalf of FCX by an Authorized Signatory of FCX or such Authorized Signatory's duly authorized attorney, prior to the authentication of the Security on which it is endorsed, and the delivery of such
          Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such FCX Guarantee on behalf of FCX. Such signature may be a manual or facsimile signature and may be imprinted or otherwise reproduced on the FCX Guarantee, and for that purpose FCX may adopt and use the facsimile signature of any such duly Authorized Signatory or attorney, and if any such duly Authorized Signatory or attorney who shall have signed the FCX Guarantee shall cease to be a duly Authorized Signatory or attorney of FCX before the Security on which such FCX Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the duly Authorized Signatory or attorney who signed such FCX Guarantee had not ceased to be a duly Authorized Signatory or attorney of FCX. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any FCX Guarantee endorsed on a Security which has been duly authenticated and delivered by the Trustee.

                                   ARTICLE FOURTEEN

                                   COVENANTS OF FCX

               SECTION 14.1 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. FCX covenants that it will not merge with or into or consolidate with any Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person and FCX shall not permit any Person to consolidate with or merge into FCX or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its assets to FCX, unless (i) either FCX (in the case of a merger) shall be the continuing corporation, or the successor corporation or the Person which acquires by sale, conveyance, transfer, lease or disposition all or substantially all of the assets of FCX (if other than FCX) shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by supplemental indenture, in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation pursuant to Article Eight hereof, all of the payment obligations of FCX pursuant to this Indenture and the FCX Guarantee; (ii) immediately after giving effect to such merger, consolidation, sale, transfer, conveyance, lease or disposition and treating any Debt which becomes an obligation of FCX as a result of such transaction as having been incurred by FCX at the time of such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) FCX has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, transfer, conveyance, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Indenture and that all conditions precedent herein provided for or relating to such transaction have been complied with.

               SECTION 14.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale, conveyance, transfer, lease or disposition, and following such an assumption by the successor entity, such successor corporation shall succeed to and be substituted for FCX, with the same effect as if it had been named herein.

               Such successor corporation may cause the FCX Guarantee to be endorsed either in its own name or in the name of FCX prior to such succession on any or all of the Securities issuable hereunder, which theretofore shall not have the FCX Guarantee endorsed thereon, and delivered to the Trustee; and, upon the order of such successor corporation, instead of FCX, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities and Coupons appertaining thereto, if any, bearing the FCX Guarantee which FCX previously endorsed thereon to the Trustee for authentication, and any FCX Guarantee which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the FCX Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the FCX Guarantee theretofore or thereafter issued in accordance with the terms of this Indenture, as though all of such FCX Guarantees had been issued at the date of the execution hereof.

               In case of any such consolidation, merger, sale, conveyance, transfer, lease or disposition such changes in phraseology and form (but not in substance) may be made in the Securities and the FCX Guarantee thereafter to be issued as may be appropriate.
               In the event of any sale, conveyance, transfer or disposition (other than a conveyance by way of lease) covered by this Section 14.2, FCX (or any successor corporation which shall theretofore have become such in the manner described in this Article) shall be discharged from all obligations and covenants under this Indenture and the FCX Guarantee, and may be liquidated and dissolved.

               SECTION 14.3 Written Statement to Trustee. FCX will deliver to the Trustee on or before March 31 in each year (beginning with March 31, 1997) a brief certificate (which need not comply with
          Section 11.5) from FCX signed by its principal executive officer, principal financial officer or principal accounting officer stating that in the course of the performance by the signer of his duties as an officer of FCX, he would normally have knowledge of any Default or non-compliance by FCX in the performance or fulfillment of any covenant, agreement or condition of FCX, contained in this Indenture, stating whether or not he has knowledge of any such Default or non-compliance and, if so, specifying each such Default or non-compliance of which the signer has knowledge and the nature thereof.

               SECTION 14.4 Reports by FCX. FCX will file with the Trustee, within 15 days after FCX is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which FCX may be required to file with the Commission pursuant to Section 13 or
          Section 15(d) of the Exchange Act and, if FCX is not obligated to file financial reports, documents or other reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, FCX will file with the Commission and furnish to the Trustee and the Holders of the Securities the same financial reports, documents or other reports as if FCX were so obligated.

                                   ARTICLE FIFTEEN

                              SUBORDINATION - THE ISSUER

               SECTION 15.1 Agreement to Subordinate. The Issuer covenants and agrees, and each Holder of a Security or Coupon issued hereunder, by his acceptance thereof, likewise covenants and agrees, that all Securities and Coupons shall be issued subject to the provisions of this Article; and each Person holding any Security or Coupon, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the principal of and interest on all Securities and Coupons issued hereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer, and that the subordination is for the benefit of the holders of the Senior Indebtedness of the Issuer.

               SECTION 15.2 Payments to Securityholders. As to each series of Securities and Coupons, if any, issued hereunder, in the event
          (a) of any insolvency or bankruptcy proceedings, or any receivership, dissolution, winding-up, total or partial liquidation, reorganization or other similar proceedings in respect of the Issuer or a substantial part of its property, whether voluntary or involuntary, or (b) that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable with respect to any Senior Indebtedness of the Issuer, or (ii) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness of the Issuer, as defined in such Senior Indebtedness or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof, and such default or event of default shall not be cured or was continued beyond the period of grace, if any, in respect thereof, and such default or event of default shall not have been waived or shall not have ceased to exist, or (c) separately with respect to each series of Securities, that the principal of and accrued interest on such Securities shall have been declared due and payable pursuant to Section 5.1 and such declaration shall not have been rescinded and annulled as provided in Section 5.1, then the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due thereon, or provision shall be made, in accordance with the terms of such Senior Indebtedness, for such payment in money or money's worth, before the Holders of such series of Securities or Coupons are entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by such series of Securities or of such Coupons, including, without limitation, any payments made pursuant to Article Twelve, or any cash payments to purchase such series of Securities at the option of the Holders thereof.

               Upon any such insolvency or bankruptcy proceeding, receivership, dissolution, winding-up, total or partial liquidation, reorganization, or other similar proceeding referred to in clause (a) of the immediately preceding paragraph, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of the Securities and any Coupon or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution or, to the extent required by the next succeeding paragraph, by the Holders of the Securities or any Coupons or the Trustee, if received by them or it, directly to the holders of Senior Indebtedness of the Issuer (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness of the Issuer held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of the Issuer in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of the Issuer, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or any Coupons appertaining thereto (including any cash payments to repurchase such Securities at the option of the Holders thereof) or to the Trustee under this Indenture.

               In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the foregoing provisions of this section, shall be received by the Trustee under this Indenture or the Holders of the Securities or any Coupons before all Senior Indebtedness of the Issuer is paid in full or provision is made for such payment in accordance with its terms, and if such fact shall, at or prior to the time of such payment or distribution, have been known to the Trustee, then such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid until all such Senior Indebtedness shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

               For  purposes  of  this  Article  only,  the  words,  "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article with respect to the Securities) to the payment of all Senior Indebtedness of the Issuer which may at the time be outstanding; provided that (i) the Senior Indebtedness of the Issuer is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness of the Issuer are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer with or into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Article Nine shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Nine. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Article Six, except as expressly provided therein. This Section shall be subject to the further provisions of Section 13.5.

               SECTION 15.3 Subrogation. Subject to the payment in full of all Senior Indebtedness of the Issuer, the Holders of the Securities and any Coupons subject to the provisions of Section
          13.2 shall be subrogated (equally and ratably with the holders of all obligations of the Issuer which by their express terms are subordinated to Senior Indebtedness of the Issuer to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness of the Issuer to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness of the Issuer until the principal of and interest on such Securities and the amounts owed pursuant to any such Coupons shall be paid in full; and, for the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of the Issuer of any cash, property or securities to which the Holders of such Securities or any such Coupons or the Trustee on their behalf would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness of the Issuer by Holders of such Securities or any such Coupons or the Trustee on their behalf shall, as between the Issuer, its creditors other than holders of Senior Indebtedness of the Issuer and the Holders of such Securities or any such Coupons, be deemed to be a payment by the Issuer to or on account of such Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Securityholders pursuant to the subrogation provision of this Article, which would otherwise have been paid to the holders of Senior Indebtedness of the Issuer, shall be deemed to be a payment by the Issuer to or for the account of such Securities. The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of the Issuer, on the other hand.

               Nothing contained  in  this  Article  or  elsewhere  in this
          Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of the Issuer's Senior Indebtedness, and the Holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities and the amounts owed pursuant to any Coupons as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Issuer of the Holders of the Securities and creditors of the Issuer other than the holders of Senior Indebtedness of the Issuer, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Issuer in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

               Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee, subject to the provisions of Sections 6.1 and 6.2, and the Holders of the Securities and any Coupons shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such insolvency, bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities and of any Coupons, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

               SECTION 15.4 Authorization by Securityholders. Each Holder of a Security or Coupon by his acceptance thereof authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

               SECTION 15.5 Notice to Trustee. The Issuer shall give prompt written notice to the Trustee and to any paying agent of any fact known to the Issuer which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Securities or any Coupons pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness of the Issuer or of any default or event of default with respect to any such Senior Indebtedness or of any other facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities or any Coupons, unless and until the Trustee shall have received notice in writing (which may be by telegram, telecopy or other similar writing) at its Corporate Trust Office to that effect signed by an officer of the Issuer, or by a holder or agent of a holder of Senior Indebtedness of the Issuer who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 6.1 and 6.2, be entitled to assume that no such facts exist; provided that if on a date at least two Business Days prior to the date upon which by the terms hereof any such monies shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in this section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

               Regardless of anything to the contrary herein (but subject, in the case of clause (a) of this paragraph, to the second paragraph of Section 13.2), nothing shall prevent (a) any payment by the Issuer or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article Twelve prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the Redemption Date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to
          Section 10.1, provided, that, in the case of Section 10.1(B), the applicable Securities are deemed to have been paid and discharged, and in the case of Section 10.1(A), the Trustee shall not have received, by at least two Business Days prior to the date of execution of instruments acknowledging the satisfaction of and discharge of this Indenture with respect to the applicable Securities, the notice provided in the preceding paragraph.

               Subject to Sections 6.1 and 6.2, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Issuer (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of the Issuer or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

               SECTION 15.6 Trustee's Relation to Senior Indebtedness. The Trustee and any agent of the Issuer or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Issuer which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in
          Section 6.13 or elsewhere in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

               With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall in good faith pay over or deliver to Holders of Securities, the Issuer or any other Person monies or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

               SECTION 15.7 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness of the Issuer to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                                   ARTICLE SIXTEEN

                                 SUBORDINATION - FCX

               SECTION 16.1 Agreement to Subordinate. FCX covenants and agrees, and each Holder of a FCX Guarantee endorsed on any Security issued hereunder, by his acceptance thereof, likewise covenants and agrees, that such FCX Guarantee shall be issued subject to the provisions of this Article; and each Person holding such FCX Guarantee, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment obligations of FCX thereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of FCX, and that the subordination is for the benefit of the holders of the Senior Indebtedness of FCX.

               SECTION 16.2 Payments  to  Securityholders.   As  to any FCX
          Guarantee endorsed on the Securities of any series issued hereunder, in the event (a) of any insolvency or bankruptcy proceedings, or any receivership, dissolution, winding-up, total or partial liquidation, reorganization or other similar proceedings in respect of FCX or a substantial part of its property, whether voluntary or involuntary, or (b) that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable with respect to any Senior Indebtedness of FCX, or (ii) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness of FCX, as defined in such Senior Indebtedness or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof, and such default or event of default shall not be cured or was continued beyond the period of grace, if any, in respect thereof, and such default or event of default shall not have been waived or shall not have ceased to exist, or (c) separately with respect to each series of Securities, that the principal of and accrued interest on such Securities shall have been declared due and payable pursuant to Section 5.1 and such declaration shall not have been rescinded and annulled as provided in Section 5.1, then the holders of all Senior Indebtedness of FCX shall first be entitled to receive payment in full of all amounts due or to become due thereon, or provision shall be made, in accordance with the terms of such Senior Indebtedness, for such payment in money or money's worth, before the Holders of such series of Securities are entitled to receive a payment pursuant to the FCX Guarantee on account of the principal of or interest on the indebtedness evidenced by such series of Securities or of such Coupons, including, without limitation, any payments made pursuant to Article Twelve, or any cash payments to purchase such series of Securities at the option of the Holders thereof.
               Upon   any   such   insolvency   or  bankruptcy  proceeding,
          receivership, dissolution, winding-up, total or partial liquidation, reorganization, or other similar proceeding referred to in clause (a) of the immediately preceding paragraph, any payment or distribution of assets of FCX of any kind or character, whether in cash, property or securities, to which the Holders of the Securities and any Coupon or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by FCX or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution or, to the extent required by the next succeeding paragraph, by the Holders of the Securities or any Coupons or the Trustee, if received by them or it, directly to the holders of Senior Indebtedness of FCX (pro rata to such holders on the basis of the respective amounts of such Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness of FCX in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of FCX, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or any Coupons (including any cash payments to repurchase such Securities at the option of the Holders thereof) or to the Trustee pursuant to the FCX Guarantee under this Indenture.

               In the event that, notwithstanding the foregoing, any payment or distribution of assets of FCX of any kind or character, whether in cash, property or securities, prohibited by the foregoing provisions of this section, shall be received by the Trustee under this Indenture or the Holders of the Securities or any Coupons before all Senior Indebtedness of FCX is paid in full or provision is made for such payment in accordance with its terms, and if such fact shall, at or prior to the time of such payment or distribution, have been known to the Trustee, then such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness of FCX or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of FCX remaining unpaid until all such Senior Indebtedness of FCX shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

               For purposes of this Article only, the words, "cash, property or securities" shall not be deemed to include shares of stock of FCX as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which is subordinated (at least to the extent provided in this Article with respect to the Securities) to the payment of all Senior Indebtedness of FCX which may at the time be outstanding; provided that (i) the Senior Indebtedness of FCX is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness of FCX are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of FCX with, or the merger of FCX with or into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Article Fourteen shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Fourteen. Nothing in this section shall apply to claims of, or payments to, the Trustee under or pursuant to Article Six, except as expressly provided therein. This Section shall be subject to the further provisions of Section 16.5.

               SECTION 16.3 Subrogation.  Subject to the payment in full of all Senior Indebtedness of FCX, the Holders of the Securities and any Coupons subject to the provisions of Section 16.2 shall be subrogated (equally and ratably with the holders of all obligations of FCX which by their express terms are subordinated to Senior Indebtedness of FCX to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness of FCX to receive payments or distributions of cash, property or securities of FCX applicable to such Senior
          Indebtedness until the principal of and interest on such Securities and the amounts owed pursuant to any such Coupons shall be paid in full; and, for the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of FCX of any cash, property or securities to which the Holders of such Securities or any such Coupons or the Trustee on their behalf would be entitled pursuant to the FCX Guarantee, except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness of FCX by Holders of such Securities or any such Coupons or the Trustee on their behalf shall, as between FCX, its creditors other than holders of its Senior Indebtedness and the Holders of such Securities or any such Coupons, be deemed to be a payment by FCX to or on account of its Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Securityholders pursuant to the subrogation provision of this Article, which would otherwise have been paid to the holders of Senior Indebtedness of FCX, shall be deemed to be a payment by FCX to or for the account of such Securities. The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness of FCX, on the other hand.

               Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between FCX, its creditors other than the holders of its Senior Indebtedness, and the Holders of the Securities, the obligation of FCX, which is absolute and unconditional, to Guarantee payment by the Issuer to the Holders of the Securities the principal of and interest on the Securities and the amounts owed pursuant to any Coupons as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against FCX of the Holders of the Securities and creditors of FCX other than the holders of Senior Indebtedness of FCX, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of FCX in respect of cash, property or securities of FCX received upon the exercise of any such remedy.

               Upon any payment or distribution of assets of FCX referred to in this Article, the Trustee, subject to the provisions of Sections 6.1 and 6.2, and the Holders of the Securities and any Coupons shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such insolvency, bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities and of any Coupons, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of FCX and other indebtedness of FCX, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

               SECTION 16.4 Authorization by Securityholders. Each Holder of an FCX Guarantee endorsed on any Security issued hereunder by his acceptance thereof authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

               SECTION 16.5 Notice to Trustee. FCX shall give prompt written notice to the Trustee and to any paying agent of any fact known to FCX which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Securities or any Coupons pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness of FCX or of any default or event of default with respect to any Senior Indebtedness of FCX or of any other facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities or any Coupons, unless and until the Trustee shall have received notice in writing (which may be by telegram, telecopy or other similar writing) at its Corporate Trust Office to that effect signed by an officer of FCX, or by a holder or agent of a holder of Senior Indebtedness of FCX who shall have been certified by FCX or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Indebtedness of FCX shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 6.1 and 6.2, be entitled to assume that no such facts exist; provided that if on a date at least two Business Days prior to the date upon which by the terms hereof any such monies shall become payable pursuant to the FCX Guarantee for any purpose (including, without limitation, the payment of the principal of or interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in this section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

               Regardless of anything to the contrary herein (but subject, in the case of clause (a) of this paragraph, to the second paragraph of Section 16.2), nothing shall prevent (a) any payment by FCX or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given pursuant to Article Twelve prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the Redemption Date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to
          Section 10.1, provided, that, in the case of Section 10.1(B), the applicable Securities are deemed to have been paid and discharged, and in the case of Section 10.1(A), the Trustee shall not have received, by at least two Business Days prior to the date of execution of instruments acknowledging the satisfaction of and discharge of this Indenture with respect to the applicable Securities, the notice provided in the preceding paragraph.
               Subject to Sections 6.1 and 6.2, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of FCX (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness of FCX or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of FCX to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of FCX held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

               SECTION 16.6 Trustee's Relation to Senior Indebtedness. The Trustee and any agent of FCX or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness of FCX and nothing in Section 6.13 or elsewhere in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

               With respect to the holders of Senior Indebtedness of FCX, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of FCX shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of FCX and, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall not be liable to any holder of Senior Indebtedness of FCX if it shall in good faith pay over or deliver to Holders of Securities, FCX or any other Person monies or assets to which any holder of Senior Indebtedness of FCX shall be entitled by virtue of this Article or otherwise.

               SECTION 16.7 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness of FCX to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of FCX or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of ______________ _____, 1996.

                                        FCX FINANCE COMPANY B.V.


                                        By:_______________________________
                                             Name:
                                             Title:

                                        FREEPORT-McMoRan Copper & Gold Inc.


                                        By:_______________________________
                                             Name:
                                             Title:


          [CORPORATE SEAL OF FCX]


          Attest:


          By:__________________________
              Name:
              Title:

                                        ________________________, as Trustee


                                        By:_______________________________
                                             Name:
                                             Title:


          [CORPORATE SEAL OF TRUSTEE]


          Attest:


          By:__________________________
              Name:
              Title:


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               On this the ____ day of _____________ 1996, personally came ___________________ to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________________; that he is a __________________ of FCX Finance Company B.V., one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like authority.


          [NOTARIAL SEAL]



                             ___________________________
                                    Notary Public


          STATE OF LOUISIANA

          PARISH OF ORLEANS



               On this ____ day of ______________ 1996 before me personally came _________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at ______________; that he is a ______________________ of Freeport-McMoRan Copper & Gold Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the board of Directors of said corporation, and that he signed his name thereto by like authority.


          [NOTARIAL SEAL]


                            ______________________________
                                    Notary Public

          STATE OF NEW YORK

          COUNTY OF NEW YORK




               On  this  ____  day  of  _______________  1996,  before   me
          personally came _______________, to me personally known, who, being by me duly sworn, did depose and say that he resides at _________________; that he is a _____________ of
          ________________, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


          [NOTARIAL SEAL]

                             ___________________________
                                   Notary Public